Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 745,687,500.00
Previously Paid Amount	0.00
Total Fee Amount	110,063.48
Total Offset Amount	0.00
Net Fee	$ 110,063.48
Final Prospectus	false